Going Concern and Liquidity (Details) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Going Concern and Liquidity (Textual)
Decrease of cash equivalents	$ (454,475)	$ (6,332,176)	$ (3,983,338)
Net loss	(4,450,994)	$ (8,910,002)	$ (5,136,434)
Going Concern [Member]
Going Concern and Liquidity (Textual)
Cash and cash equivalents	20,000
Decrease of cash equivalents	480,000
Net loss	4,450,000
Cash in operation activities	1,670,000
Working capital	$ 1,560,000
Description of equity financing	In February and March 2020, the Company obtained approximately $7.2 million equity financing. Considering equity financing and the cost cutting activities, the Company believes that the current cash and cash equivalents and the anticipated cash flows from operations will be sufficient to meet the anticipated working capital requirements and expenditures for the next 12 months.